UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2015

KIRIN INTERNATIONAL HOLDING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-166343	27-2037711
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1528 Brookhollow Drive, Suite 100 Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 581-4335

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On December 19, 2015 (the “Closing Date”), Kirin International Holding, Inc. (the “Company”) entered into certain share exchange agreements (the “Agreements”) with Energetic Mind Limited, a British Virgin Islands company (“Energetic Mind”) and all the shareholders of Energetic Mind (collectively, the “Acquiree Shareholders”, and each individually, an “Acquiree Shareholder”) whereby the Company acquired 100% issued and outstanding ordinary shares of Energetic Mind from the Acquiree Shareholders (the “Acquisition”).  Pursuant to the terms of the Agreements, in exchange for 100% issued and outstanding ordinary shares of Energetic Mind, the Company agreed to issue to (i) the Acquiree Shareholders an aggregate of one hundred fifty-one million (151,000,000) shares (the “Acquisition Shares”) of Company’s common stock, valued at $10.00 per share or an aggregate of $1.51 billion , and (2) a certain Acquiree Shareholder an additional 8% convertible promissory note (the “Note”) in the principal amount of one hundred fifty million dollars ($150,000,000). The Acquiree Shareholder holding the Note may convert all or any portion of the then aggregate outstanding principal amount, together with any accrued and unpaid interest, into shares of Company’s common stock at $10.00 per share. The officers and directors of Energetic Mind shall remain unchanged as a result of the Acquisition.

Energetic Mind operates its business through its subsidiary, Wuhan Yangtze River Newport Logistics Co. Limited (“Wuhan Newport”), a company formed under the laws of the People’s Republic of China. Primarily engaging in the business as a port logistic center located in the middle reaches of the Yangtze River, Wuhan Newport is a large infrastructure project implemented under China’s latest “One Belt One Road” initiative and is believed to be strategically positioned in the anticipated “Free Trade Zone” of the Wuhan Port, a crucial trading window between China, the Middle East and Europe. To be fully built upon completion of three phases, within the logistics center, there will be six operating zones, including port operation area, warehouse and distribution area, cold chain logistics area, rail cargo loading area, exhibition area and residential community. The logistics center is also expected to provide a number of shipping berths for cargo ships of various sizes. Wuhan Newport is expected to provide domestic and foreign businesses a direct access to the anticipated Free Trade Zone in Wuhan. The project will include residential and commercial buildings, professional logistic supply chain centers, direct access to the Yangtze River, Wuhan-Xinjiang-Europe Railway and ground transportation, storage and processing centers, IT supporting services, among others.

The Agreements and the Note contain customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration for the exchange of shares, the process of exchanging the consideration and the effect of the share exchange.  The foregoing description of the Agreements and the Note and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreements and the Note, which are attached as Exhibit 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 4.1 and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The sale and issuance of the Acquisition Shares and the Note at the closing of the Acquisition have been determined to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant

On December 19, 2015, pursuant to the terms of the Agreements, the Acquiree Shareholders collectively received a total of one hundred fifty-one million (151,000,000) shares of the issued and outstanding common stock of the Company, representing approximately 88% of the total issued and outstanding stock of the Company. In exchange for the controlling shares of the Company, Company acquired 100% interest in Energetic Mind.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Resignation of Directors/Officers

Effective immediately upon the closing of the transaction contemplated in the Agreements, Company’s President, Chief Executive Officer (“CEO”), Secretary and Chairman of the Board, Jianfeng Guo, tendered his resignation as director and from all officer positions held in the Company.

Effective immediately upon the closing of the transaction contemplated in the Agreements, Company’s Vice President and Director, Yaojun Liu, tendered his resignation as director and from all officer positions held in the Company.

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Effective immediately upon the closing of the transaction contemplated in the Agreements, Company’s Directors, Shan Cui, Ran Liu, and Yau On Tse tendered their resignations as directors of the Company.

(b) Appointment of Directors and Officers

Effective on the date of the closing of the transaction contemplated in the Agreements, the following individuals were appointed as the Company’s officers and elected as directors. Directors are elected to hold offices until the next annual meeting of shareholders and until their successors are elected or appointed and qualified. Officers are appointed by the board of directors until a successor is elected and qualified or until resignation, removal or death.

Name	Age	Position
Xiangyao Liu	44	President, CEO, Secretary and Chairman of the Board
James Stuart Coleman	59	Director
Zhanhuai Cheng	68	Director
Yanliang Wu	50	Director
Yu Zong	45	Director
Harvey Leibowitz	81	Director
Zhixue Liu	52	Director
Tongmin Wang	56	Director

Xiangyao Liu, President, CEO, Secretary and Chairman of the Board (age 44)

Mr. Xiangyao Liu served in the state-owned Materials Bureau of Hebei Province and was involved in steel and other logistics trading between 1994 and 1996. From 1996 to 2003, he invested and established the Pacific Trade and Logistics in China, served as the General Manager and engaged in the trading and logistics of steel, agricultural products and other commodities. In 2010, Mr. Liu participated in the investment of Wuhan Renhe Group Limited, which held the Wuhan Huazhing Steel Trading Center Co., Ltd. at that time, supervising logistic and trade of steel. He also started to engage in financial and security investments in Hong Kong. From 2012, Mr. Liu served as the Deputy General Manager of the Wuhan Huazhing Steel Trading Center Co., Ltd., which later became the Wuhan Yangtze Newport Logistics Co. Ltd. He supervised the transition of the steel trading renter to a residential and commercial complex which supports the warehouses and docks, led projects to bring the Steel Trading Center into the Yangluo Comprehensive Bonded Zone and Free Trade Area in Wuhan, supervised the feasibility study of the Wuhan Yangtze Newport Logistics Center and collaborated with the local government to develop the Yangluo Newport Project Plan, handling corporate structuring, strategic planning and operation management of the company.

From October 2010 until the date hereof, Mr. Cao is the founder and has been the CEO and President of Beijing Fuqin Zhuoyue Investment Management Co., Ltd. From August 2007 to November 2010, Mr. Cao was the Vice President and Director of Fuqin Capital Co., Ltd. Prior to his time at Fuqin Capital Co., Ltd, Mr. Cao also worked as a Manager of the Investment Banking Division of Wealth Index Capital Group Ltd. He was also affiliated businesses including Ounuo Investment Co., Ltd, Beijing Huaxin Investment Co., Ltd. and Shuoguang City.

Mr. Liu received his bachelor degree in Business Management from the Hebei Institute of Finance in 1994.

James Stuart Coleman, Director (age 59)

Mr. James Coleman has been the Chief Representative in the United States of Wuhan Yangtze River Newport Logistics Co, Limited since April 2015. Mr. Coleman has also been the CEO and CFO of Dream Recovery International, Inc., a drug and alcohol rehabilitation facility since January 2014. Mr. Coleman has also been a Partner of the Angel Capital Ltd, an angel capital investments in start-up companies since 2012. Since 2006, Mr. Coleman has served as an Associate Broker at Bond New York Properties, LLC, specializing in Commercial Real Estate in New York

Mr. Coleman received his Bachelor Degree in Arts from Allegheny College in 1978. He is also a licensed Associate Broker in the State of New York.

Mr. Zhanhuai Cheng, Director (age 68)

Mr. Zhanhuai Cheng has served as the Chief Technical Officer of the Wuhan Yangtze Newport Logistics Co. Ltd since 2012 and is responsible for the planning and construction of the logistics warehouse, dock berths, and supporting residential and commercial buildings.   From 2000 to 2007, Mr. Cheng was employed by the Wuhan City Port Authority Officers and was in charge of port construction planning. During his term with the office, Mr. Cheng worked with the various ports along the Yangtze River and accumulated great experience of port planning, wharf construction, operation and management. He helped various agencies of the Wuhan government to complete the transformation of the water network, port construction, etc., and obtained the title of advanced workers of Wuhan City. During his service, Mr. Cheng also directed the planning, development and construction of the Qingshan Port, Yangluo Port, Yangsi Port and other terminals in Wuhan.

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From 1993 to 2000, Mr. Cheng served as the Officer of Wuhan Light Rail Construction and was in charge of resource development, project design, tendering and construction work. During his term of office, Mr. Cheng has contributed greatly to metro line planning and rail transit construction in Wuhan. These are recognized by the Wuhan Government with a number of honorary titles issued to him.

Mr. Cheng has also previously worked in the Wuhan Iron and Steel Limited, focusing on the production of railway and other construction, port transportation projections. Mr. Cheng was also employed by the Ministry of Railways Bridge Engineering Bureau and served as a staff analyst and later on a vice dean of an academic institute, contributing to many projects and achieving great success.

Mr. Yanliang Wu, Director (age 50)

Mr. Yanliang Wu has served as the Deputy General Manager of Wuhan Yangtze Newport Logistics Co. Ltd. since 2012, and is in charge of the company's indoor storage, outdoor yards, approval, planning and construction of warehouses, and operation management.  Mr. Wu worked for Alpha Logistics Co, Ltd. in Montreal, Canada from 1997 to 2003, served as the Head of Logistics and coordinated the construction of logistics network of the company in North America and the Pacific Rim. From 2002 to 2012, he was in charge of the company’s business development in the logistics industry in Mainland China, as well as leading the opening its Shanghai branch. From 1986 to 1996, Mr. Wu worked in the head office of the state-owned Wuhan Metal Materials Corporation, serving as the Minister of Management and General Manager of Commodity Trading. During his employment, he received two accolades for his personal achievement in 1990 and 1992. He was also certified as a Senior Economist in China in September 1994.

Mr. Wu received his bachelor degree in science in Logistics from Huazhong University of Science and Technology from in 1986.

Mr. Yu Zong, Director (age 45)

Mr. Yu Zong has served as the Deputy General Manager of Wuhan Yangtze Newport Logistics Co. Ltd. since 2012, in charge of the development, construction and management of the real estate. Mr. Zong became its General Manager and legal representative in October 2015. From 2009 to 2012, he worked in Wuhan Dingxin Ltd as the Deputy General Manager and Chief Engineer, leading the construction and management of the “Mocha Town” Phase II Development Project.  From 2007 to 2009, Mr. Zong worked in the China Railway Group Wuhan Properties Limited, as the Minister of Engineering and Minister of Planning Division, and participated in a large real estate project which had a total investment of six (6) billion RMB.   From 2003 to 2006, Mr. Zong worked in Hubei Jiuding Ltd as the Deputy General Manager and Chief Engineer and was responsible for construction and management of a villa project which occupied an area of 80,000 square meters and a total construction area of 70,000 square meters. During the construction period, his duties included preliminary design, construction report, project quality control, compliance. From 2000 to 2002, Mr. Zong worked as the Project Manager forPace Home Development Inc. in Canada, providing consulting services for various types of construction projects.  Mr. Zong also previously worked in the Wuhan Institute of Architecture Design Institute.

Mr. Zong obtained his bachelor degree in Civil Engineering in 1993 from Wuhan University. He also obtained his Master degree in Engineering from the University of British Columbia in 2004.

Mr. Harvey Leibowitz, Director (age 81)

Mr. Leibowitz has been a director of Asta Funding, Inc. since January 2000. Mr. Leibowitz has served as a Senior Vice President of Sterling National Bank since June 1994. Prior to June 1994, Mr. Leibowitz was employed as a Senior Vice President and Vice President of several banks and financial institutions since 1963. As a result of these and other professional experiences, Mr. Leibowitz possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills and experience.

Mr. Zhixue Liu, Director (age 52)

Mr. Zhixue Liu obtained his PhD in Management and is currently a professor at the School of Management of the Huazhong University of Science & Technology. Also currently the Deputy Director of the Product Operations and Logistics Management Department, Mr. Liu is one of the main drafters of The People’s Republic of China National Standard - Classification and Index of Logistics Enterprises and The People's Republic of China National Standard - Logistics Terminology. He is also a member of the National Ministry of Education Logistics Specialty Guidance Steering Committee, Board of Trustee of the National Natural Science Fund Committee Management Division, Committee of the National Professional Commission for Certification of Logistics Specialist, Deputy Secretary General of the China Logistics Technology Association, Executive Director of the China Society of Logistics, and Executive Director of the China Marketing Association.

Mr. Liu obtained his Bachelor of Logistics degree from Huazhong University of Science & Technology in 1986. After his graduation, he serves as assistant, lecturer, associate professor, professor and doctoral tutor in the University, and focuses on researching and teaching on logistics management, supply chain management, international trade, international business operations and marketing. Recently, he has published of six (6) representative works, including the Modern Logistics Handbook, and more than forty (40) papers in domestic and foreign mainstream journals. He also hosted and participated in academic forums on Research on Model of Supply Chain Logistics Management and Case Studies on China's Auto Supply Chain and other studies initiated by the National Natural Science Foundation. Mr. Liu also led researches on the Shandong Weifang City Logistics Development Strategy Plan, Planning of Jiangyin Yangtze Port Integrated Logistics Zone and Logistics Solutions for Dongfeng Vehicles, Study on Transition of Wuhan Iron and Logistics Transportation Companies and a number of other logistics management topics. Mr. Liu and his research have been awarded the Outstanding Scientific Achievement Award under China’s "Ninth Five-Year" key scientific and technological projects, and Second Place in the National Commerce Scientific Advancement Award.

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Mr. Tongmin Wang, Director (age 56)

Mr. Tongmin Wang has worked for Wuhan Iron and Steel Limited and Wuhan Port Terminal Foreign Trade Co., Ltd. since 2007. He has served as the Deputy General Manager of the Office of Corporate Integration, Chief Administrative Officer, Director of Cargo Unloading and Chief Engineer of Logistical Equipment. Mr. Wang worked for Wuhan Port Group from 1992 to 2007. During this period, he held positions include Deputy Administrate Officer, Deputy Director of the Wuhan Water Company; Director of the Wuhan Port Mechanical Company, Manager of the Office of the Corporate Integration, Director of the Cargo Unloading Division and etc. From 1981 to 1992, Mr. Wang worked for the Wuhan Port Machinery Plant of the Ministry of Transportation in China.

Mr. Wang possesses professional knowledge and more than three decades of experience in management of a port. He is familiar with the logistics industry and takes a practical approach in the organization and management of cargo loading/unloading. He is able to utilize his expertise to solve practical problems involving the day-to-day operations at port terminal.

He received bachelor degree in Mechanical Engineering from Wuhan Institute of Maritime and Master Degree in Industrial Management from the Chinese Academy of Social Sciences in 1998.

Family Relationships

There are no family relationships between the above officers or directors and any previous officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K.

Employment Agreement

As of the date of this Report, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments as officers or directors of the Company.

Item 8.01. Other Events

On December 21, 2015, Company issued a press release announcing its entry into the Agreements referenced above. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. Forward-looking statements are any statements other than statements of historical fact, including statements regarding Company’s or Energetic Mind’s expectations, beliefs, hopes, intentions or strategies regarding the future. Among other things, these forward-looking statements may include statements regarding the acquisition of Energetic Mind by the Company; our beliefs relating to value creation as a result of the Acquisition; benefits and synergies of the transactions; future opportunities as a result of the Acquisition; and any other statements regarding Company’s and Energetic Mind’s future beliefs, expectations, plans, intentions, financial condition or performance. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” or other words of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, our financial and business prospects, our capital requirements, our financing prospects, our relationships with employees, and our ability to realize the anticipated benefits of such transaction, and those disclosed as risks in other reports filed by us with the Securities and Exchange Commission, including those described in our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K.

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We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. Except as required by law, we disclaim any obligation to review or update these forward-looking statements to reflect events or circumstances as they occur.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. In accordance with Item 9.01(a), the Company’s audited financial statements for the years ended December 31, 2014 and 2013 and unaudited financial statements for the nine months ended September 30, 2015 and 2014 are filed in this Current Report on Form 8-K as Exhibit 99.2.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date on which this Form 8-K was required to be filed.

(d)       Exhibits.

Exhibit No.	Description
2.1	Share Exchange Agreement, dated December 19, 2015, by and between the Company and Crestlake Holdings Limited
2.2	Share Exchange Agreement, dated December 19, 2015, by and between the Company and Start Well International Limited
2.3	Share Exchange Agreement, dated December 19, 2015, by and between the Company and Majestic Symbol Limited
2.4	Share Exchange Agreement, dated December 19, 2015, by and between the Company and Best Future Investment LLC
2.5	Share Exchange Agreement, dated December 19, 2015, by and between the Company and Fortunate Drift Limited
2.6	Share Exchange Agreement, dated December 19, 2015, by and between the Company and Jasper Lake Holdings Limited
4.1	8% Convertible Promissory Note issued to Jasper Lake Holdings Limited
99.1	Press Release
99.2	Audited Financial Statements for the fiscal years ended December 31, 2014 and 2013 unaudited financial statements for the nine months ended September 30, 2015 and 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KIRIN INTERNATIONAL HOLDINGS, INC.

Date: December 21, 2015	By:	/s/ Xiangyao Liu
Xiangyao Liu President & CEO

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